Form 10-K, Exhibit 13
period 2005-06-30
ME PORTFOLIO MANAGEMENT LTD SMHL GLOBAL FUND NUMBER 6
filed 2005-09-12
CIK 1286852

EXHIBIT 13.1

                             SMHL GLOBAL FUND NO. 6

For Period:  1 July 2004 to 30 June 2005

------------------------------------------------------------------------------------------------------------------------------------
                                  Beginning                                                                          Ending
            Original                Period             Principal           Interest              Total               Period
Class       Balance            Invested Amount        Distribution       Distribution         Distribution       Invested Amount
----- --------------------   --------------------  ------------------  -----------------   ------------------   ------------------

A     USD 1,000,000,000.00   USD 1,000,000,000.00  USD 366,124,733.61  USD 18,203,207.60   USD 384,327,941.21   USD 633,875,266.39
B        AUD 26,600,000.00      AUD 26,600,000.00            AUD 0.00   AUD 1,744,564.86     AUD 1,744,564.86    AUD 26,600,000.00


         Outstanding
          Principal
            Balance
    ------------------

    USD 633,875,266.39
     AUD 26,600,000.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Bond        Current Pass
Class      Factor     Through Rates*
-----  -------------  --------------
A       $0.633875266   2.93000%              * Based on a LIBOR of:    2.77000%
B       $1.000000000   5.90130%              * Based on a BBSW of:     5.56500%
--------------------------------------------------------------------------------

AMOUNTS PER $1,000 UNIT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Ending
                            Principal                      Interest                         Total                     Period
Class                      Distribution                  Distribution                   Distribution                  Balance
-----                  ----------------                  ---------------              ----------------          -----------------

A                      USD 366.12473361                  USD 18.20320760              USD 384.32794121           USD 633.87526639
B                         AUD 0.0000000                   AUD 65.5851452                AUD 65.5851452          AUD 1,000.0000000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Period Principal            Scheduled                                                                        Insurance
Distribution                Principal        Prepayments          Liquidations        Proceeds                  Total
----------------      -----------------   -------------------   ---------------   --------------         ------------------

Class A               USD 21,196,793.86   USD 344,927,939.75           USD 0.00         USD 0.00         USD 366,124,733.61
Per $1000 unit          USD 21.19679386     USD 344.92793975     USD 0.00000000   USD 0.00000000           USD 366.12473361

Class B                   AUD 0.0000000        AUD 0.0000000      AUD 0.0000000    AUD 0.0000000              AUD 0.0000000
Per $1000 unit            AUD 0.0000000        AUD 0.0000000      AUD 0.0000000    AUD 0.0000000              AUD 0.0000000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Collateral Distributions                     Current Period       Since Inception         Current Period        Since Inception
-----------------------------------      --------------------   --------------------    --------------------   --------------------

Beginning Collateral Balance             AUD 1,358,157,922.77   AUD 1,358,157,922.77    USD 1,019,976,600.00   USD 1,019,976,600.00
-Scheduled Principal Payments                   28,224,758.80          28,213,067.38           21,196,793.86          21,188,013.60
-Unscheduled Principal Payments                480,670,048.03         480,681,739.45          360,983,206.07         360,991,986.32
+Principal Redraws                              21,378,517.07          21,378,517.07           16,055,266.32          16,055,266.32
-Insurance Proceeds                                      0.00                   0.00                    0.00                   0.00
-Liquidation Proceeds                                    0.00                   0.00                    0.00                   0.00
-Realized Losses from Liquidations                       0.00                   0.00                    0.00                   0.00

Ending Collateral Balance                  AUD 870,641,633.01     AUD 870,641,633.01      USD 653,851,866.39     USD 653,851,866.39
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Outstanding Mortgage Information                      Period           Since Inception            Period           Since Inception
------------------------------------------      ------------------  --------------------    ------------------   ------------------

Outstanding Principal Balance - Fixed rate
    housing loans                               AUD 221,177,835.79    AUD 280,179,659.60    USD 166,104,554.68   USD 210,414,924.36
Outstanding Principal Balance -Variable
   rate housing loans                           AUD 649,463,797.22    AUD 893,045,669.30    USD 487,747,311.71   USD 670,677,297.64

Total Outstanding Principal Balance             AUD 870,641,633.01  AUD 1,173,225,328.90    USD 653,851,866.39   USD 881,092,222.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Period Interest Collections Waterfall                                              AUD                                   USD
---------------------------------------------------                         ------------------                   ------------------

INTEREST COLLECTIONS
Gross Interest Income Received from Mortgages                               AUD 77,402,253.35                    USD 58,129,092.27
Payments from / (to) Fixed / Floating Swap Provider                                (32,862.16)                          (24,679.48)
Payments from / (to) Currency Swap Provider                                    (46,052,550.05)                      (34,585,465.09)
Interest Income received from Cash holdings                                      1,925,468.54                         1,446,026.88
Principal Draws                                                                          0.00                                 0.00
Liquidity Facility Draws                                                                 0.00                                 0.00

Net proceeds available for Interest Waterfall                               AUD 33,242,309.68                    USD 24,964,974.57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST COLLECTIONS

Trustee's fee and Expenses                                                   AUD 6,991,472.34                     USD 5,250,595.72
Interest Carryforward paid to A                                                          0.00                                 0.00
Current Interest due to A                                                       70,291,175.35                        52,788,672.69
Payments from swap provider due to A                                           (46,052,550.05)                      (34,585,465.09)
Interest Carryforward paid to Class B                                                    0.00                                 0.00
Current Interest due to Class B                                                  1,744,564.86                         1,310,168.21
Other                                                                               13,200.24                             9,913.38
Deposit into Cash Collateral Account                                                     0.00                                 0.00
Reimbursement of Principal Draws                                                         0.00                                 0.00


Total Distributions of Interest Collections                                 AUD 32,987,862.73                    USD 24,773,884.91
-_----------------------------------------------------------------------------------------------------------------------------------


Outstanding Deferred Management Fees                                           AUD 254,446.95                       USD 191,089.66
_-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Period Principal Collections Waterfall                  Period           Since Inception          Period          Since Inception
----------------------------------------------    -------------------  ------------------   -------------------  ------------------

Principal Collections
Principal Collections from outstanding
  mortgage loans                                  AUD 508,894,806.83   AUD 508,894,806.83   USD 382,179,999.93   USD 382,179,999.93
Principal Redraws from outstanding
  mortgage loans                                      (21,378,517.07)      (21,378,517.07)      (16,055,266.32)      (16,055,266.32)
Recoveries from previously charged off
  mortgage loans                                                0.00                 0.00                 0.00                 0.00
Other                                                           0.00                 0.00                 0.00                 0.00
Less:  Principal Draws for Interest Waterfall                   0.00                 0.00                 0.00                 0.00
Plus:  Reimbursement of Principal Draws
          from Interest Waterfall                               0.00                 0.00                 0.00                 0.00

Net proceeds available for Principal Waterfall    AUD 487,516,289.76   AUD 487,516,289.76   USD 366,124,733.61   USD 366,124,733.61
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shortfalls and Chargeoffs                                                                 Period                Period
----------------------------------------------                                                       --------              ---------

Principal Draws for Interest Waterfall                                                               AUD 0.00              USD 0.00
Class A Interest Shortfall                                                                               0.00                  0.00
Accrued Interest on Class A Interest Shortfall                                                           0.00                  0.00
Class B Interest Shortfall                                                                               0.00                  0.00
Accrued Interest on Class B Interest Shortfall                                                           0.00                  0.00
Class A Charge Offs                                                                                      0.00                  0.00
Class A Carry Over Charge Offs                                                                           0.00                  0.00
Class B Charge Offs                                                                                      0.00                  0.00
Class B Carry Over Chrage Offs                                                                           0.00                  0.00
Redraw Charge Offs                                                                                       0.00                  0.00
Redraw Carry Over Charge Offs                                                                            0.00                  0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Realized Loss Information                                                  Period    Since Inception    Period      Since Inception
------------------------------------------------------------------        --------   ---------------   ----------   ---------------

Realized Loss on Class A Bonds before Mortgage insurance                  AUD 0.00      AUD 0.00         USD 0.00       USD 0.00
Realized Loss on Class B Bonds before Mortgage insurance                  AUD 0.00      AUD 0.00         USD 0.00       USD 0.00
Realized Loss on Redraw Funding Facility before Mortgage insurance        AUD 0.00      AUD 0.00         USD 0.00       USD 0.00


Realized Loss on Class A Bonds after Mortgage insurance                   AUD 0.00      AUD 0.00         USD 0.00       USD 0.00
Realized Loss on Class B Bonds after Mortgage insurance                   AUD 0.00      AUD 0.00         USD 0.00       USD 0.00
Realized Loss on Redraw Funding Facility after Mortgage insurance         AUD 0.00      AUD 0.00         USD 0.00       USD 0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Cash Collateral Account                                                                 AUD                              USD
------------------------------------------------------------------------------------------------------------------------------------

Beginning Cash Collateral Account Balance                                         AUD 3,395,395.00                 USD 2,549,941.65
+ Interest Earned on Cash Collateral Account                                            244,595.83                       183,691.47
+ Deposit from Interest Collections Waterfall                                                 0.00                             0.00
-Current Period's Cash Collateral Account Draws                                       1,002,372.75                       752,781.94
-Current Period's Release to cash collateral provider                                   244,595.83                       183,691.47


Ending Cash Collateral Account Balance                                            AUD 2,393,022.25                 USD 1,797,159.71


------------------------------------------------------------------------------------------------------------------------------------
Required Cash Collateral Account Balance                                          AUD 2,176,604.08                 USD 1,634,629.67
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Delinquency Information                       # of Loans     Percentage of Pool         Loan Balance         % of Pool
-----------------------                       ----------     ------------------         ------------         ---------

31-60 Days                                       14                 0.20%               2,223,923.03            0.26%
61-90 Days                                        3                 0.04%                 659,304.50            0.08%
90+ Days (excluding Loans in Foreclosures)        6                 0.09%                 487,317.06            0.06%
Loans in Foreclosure                              0                 0.00%                      --               0.00%

Total                                            23                 0.33%               3,370,544.59            0.39%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Information                Three Month CPR                   Life
                                      ---------------                  ------

                                            26.93%                     33.71%
--------------------------------------------------------------------------------